Exhibit 10.9.5

FOURTH AMENDMENT TO THE CAPACITY PURCHASE

AGREEMENT

This Fourth Amendment (this “Amendment”) to that certain Capacity Purchase Agreement, among United Airlines, Inc., a Delaware Corporation (“United”), Mesa Airlines, Inc., a Nevada Corporation (“Contractor”) and Mesa Air Group, Inc., a Nevada Corporation (“Parent”), dated as of August 29, 2013 (as previously amended by the parties thereto, the “Agreement”) is entered into by and between United, Contractor, and Parent and is effective as of November 13, 2015.

WHEREAS, the parties desire to amend the Agreement to add three (3) El 75 Covered Aircraft to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement as set forth in this Amendment and

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

1.

Contractor and United agree to add three (3) New Aircraft (as such term is defined in Section l0.4.B of the Agreement) (such three (3) New Aircraft, referred to herein below as “Block 3 of the 2015 New Aircraft”. Block 3 of the 2015 New Aircraft shall be deemed an integral part of the “2015 New Aircraft’ (as such term is defined in that certain Second Amendment dated October 2, 2015 to the Agreement by and between the parties, the “Second Amendment”). The Block 3 of the 2015 New Aircraft are hereby added as Covered Aircraft under the Agreement, subject to the terms and conditions applicable to New Aircraft except as expressly provided otherwise in this Amendment In addition, the following shall apply:

a.	Subject to Section 2 of this Amendment, Contractor shall provide, deliver, and operate such 2015 New Aircraft as part of the Regional Airline Services it provides under the Agreement;

b.

The three (3) New Aircraft in Block 3 of the 2015 New Aircraft shall be referenced on Schedule 1, Schedule 1A, and Schedule 2A to the Agreement as El 75 Covered Aircraft with Aircraft Numbers 46 through and including 48;

c.

The three (3) New Aircraft in Block 3 of the 2015 New Aircraft shall be inducted into the Regional Airline Services on the schedule set forth in Schedule 1 (subject to such acceleration or other variation as United and Contractor may mutually agree in writing from time to time, each party acting reasonably, to meet each parties’ operational requirements);

d.	The term of the Agreement with respect to each respective New Aircraft in Block 3 of the 2015 New Aircraft, if such aircraft are purchased by Contractor, shall be for twelve years each;

e.

Contractor shall ensure that each respective New Aircraft in the Block 3 of the 2015 New Aircraft materially conform to United’s specifications (defined as Technical Description TD175-Rev.l7, December 2011), including, but not limited to, specifications for aircraft configuration, galley, seats, winglets, etc., and that such aircraft are consistent with the specifications and livery applicable to the El 75 Covered Aircraft in operation by Contractor for United prior to this Amendment;

f.

The three (3) New Aircraft in Block 3 of the 2015 New Aircraft shall not be considered Growth Aircraft under Section 10.4. A of the Agreement; but shall be considered New Aircraft under Section 10.4. B; and

g.

The following provisions of the Agreement shall not apply with respect to such three (3) New Aircraft in Block 3 of the 2015 New Aircraft if such aircraft are purchased by Contractor: Section 3.3 (b), Section 3.3 (c), Section 33 (d), Section 10.7.

2.

If Contractor is unable to secure financing for the Block 3 of the 2015 New Aircraft acceptable to United (as determined by United in its sole discretion), United shall, at its election, either (i) secure financing for Contractor’s benefit, where Contractor is the borrower or co-borrower, as determined by United in its sole discretion, and with Contractor’s contribution and fee and expense reimbursement obligations otherwise consistent with Section 3.7 (which financing may include a loan to Contractor secured by the Block 3 of the 2015 New Aircraft that is extended solely by United) or (ii) work with Embraer and Contractor (it being acknowledged and agreed Contractor shall use best efforts to so assist United) to assign and transfer the purchase obligation for the Block 3 of the 2015 New Aircraft, to the extent requested by United, to United under United’s aircraft purchase agreement with Embraer, on or prior to the delivery date for such respective aircraft (and in each case, Contractor shall execute such documentation as is deemed customary or appropriate by United to complete such transactions). In the event United purchases any one or more aircraft in Block 3 of the 2015 New Aircraft, then the following terms shall apply:

a.

The United purchased aircraft shall be operated by Contractor as El75 Covered Aircraft under the Agreement (it being acknowledged and agreed that if Contractor is in default of the Agreement at the time of United’s purchase of such aircraft, United reserves the right exercised in its sole discretion to award such aircraft to another United Express carrier);

b.

United shall not pay Contractor any aircraft ownership costs (or any associated margin or markup applicable to such ownership costs) with respect to such United- purchased aircraft and prior to such aircraft entering Regional Airline Services on the date set forth in Schedule 1, Contractor shall lease such aircraft back from United under a United lease agreement containing substantially similar terms and conditions as are included in those lease agreements in existence between the parties with respect to other E175 Covered Aircraft already in operation under the Agreement;

c.	The contract term for each of these United purchased aircraft shall be approximately 4.5 years each, as set forth in Schedule 1 attached herein;

d.

The United purchased Block 3 of the 2015 New Aircraft will ramp down over the three months immediately subsequent to the current expiration dates for the other United purchased El75 Covered Aircraft, as such dates may be extended pursuant to Section 10.2 Extension of E175 Aircraft Term; and

e.	The following provisions of the Agreement shall not apply with respect to such United purchased Block 3 of the 2015 New Aircraft: Section 33(b), Section 3.3(c), Section 33(d).

f.

In the event United purchases any one or more of the Block 3 of the 2015 New Aircraft, the provisions of Sections 4 and 6 of the Second Amendment applicable to Block 1 of the 2015 New Aircraft shall also apply to such United-purchased aircraft

3.	Section 3.6(b)(iii)(A)(9) of the Agreement is hereby deleted in its entirely and replaced with the following:

“only with respect to El 75 Covered Aircraft with Aircraft Numbers 1 through and including 30, the actual out of pocket third-party costs incurred by Contractor for the repair and/or replacement of non-expendable parts pursuant to the Parts Support Agreement. The terms set forth in such provision will apply to Block 1 of the 2015 New Aircraft only if United purchases such aircraft (it being acknowledged and agreed that Contractor would solely bear such expenses and the responsibility for the payment of such expenses if Contractor purchases such aircraft). For the avoidance of doubt the terms set forth in the foregoing provision will not apply to Block 2 of the 2015 New Aircraft or Block 3 of the 2015 New Aircraft, except in the event of a Contractor default of its purchase agreement with Embraer for the Block 2 of the 2015 New Aircraft or Block 3 of the 2015 New Aircraft that results in any one or more of such aircraft being purchased by United directly from Embraer;”

4.	Section 3.6(b)(iii)(A)(10) of the Agreement is hereby deleted in its entirely and replaced with the following:

“only with respect to El75 Covered Aircraft with Aircraft Numbers 1 through and including 30, the actual out of pocket third-party costs incurred by Contractor for the maintenance of engines pursuant to the Engine Maintenance Support Agreement The terms set forth in such provision will apply to Block 1 of the 2015 New Aircraft only if United purchases such aircraft (it being acknowledged and agreed that Contractor would solely bear such expenses and the responsibility for the payment of such expenses if Contractor purchases such aircraft). For the avoidance of doubt, the terms set forth in the foregoing provision will not apply to Block 2 of the 2015 New Aircraft or Block 3 of the 2015 New Aircraft, except in the event of a Contractor default of its purchase agreement with Embraer for the Block 2 of the 2015 New Aircraft or Block

3 of the 2015 New Aircraft that results in any one or more of such aircraft being purchased by United directly from Embraer,”

5.	Section 3.6(b)(iii)(A)(11) of the Agreement is hereby deleted in its entirely and replaced with the following:

“only with respect to E175 Covered Aircraft with Aircraft Numbers 1 through and including 30, the actual out of pocket third-party costs incurred by Contractor for Airframe Heavy Maintenance, the aircraft cleaning functions to be completed at C Check intervals and any associated ferry costs pursuant to the Airframe Heavy Maintenance Support Agreement. The terms set forth in such provision will apply to Block 1 of the 2015 New Aircraft only if United purchases such aircraft (it being acknowledged and agreed that Contractor would solely bear such expenses and the responsibility for the payment of such expenses if Contractor purchases such aircraft). For the avoidance of doubt the terms set forth in the foregoing provision will not apply to Block 2 of the 2015 New Aircraft or Block 3 of the 2015 New Aircraft, except in the event of a Contractor default of its purchase agreement with Embraer for the Block 2 of the 2015 New Aircraft or Block 3 of the 2015 New Aircraft that results in any one or more of such aircraft being purchased by United directly from Embraer;”

6.	Section 3.6(b)(iii)(A)(12) of the Agreement is hereby deleted in its entirety and replaced with the following;

“only with respect to E175 Covered Aircraft with Aircraft Numbers 1 through and including 30, the actual out of pocket third-party costs incurred by Contractor for the maintenance of landing gear pursuant to the Landing Gear Support Agreement The terms set forth in such provision will apply to Block 1 of the 2015 New Aircraft only if United purchases such aircraft (it being acknowledged and agreed that Contractor would solely bear such expenses and the responsibility for the payment of such expenses if Contractor purchases such aircraft). For the avoidance of doubt, the terms set forth in the foregoing provision will not apply to Block 2 of the 2015 New Aircraft or Block 3 of the 2015 New Aircraft, except in the event of a Contractor default of its purchase agreement with Embraer for the Block 2 of the 2015 New Aircraft or Block 3 of the 2015 New Aircraft that results in any one or more of such aircraft being purchased by United directly from Embraer;”

7.	Section 3.6(b)(iii)(A)(13) of the Agreement is hereby deleted in its entirety and replaced with the following:

“only with respect to E175 Covered Aircraft with Aircraft Numbers 1 through and including 30, the actual out of pocket third-party costs incurred by Contractor for the maintenance of APUs pursuant to the APU Support Agreement The terms set forth in such provision will apply to Block 1 of the 2015 New Aircraft only if United purchases such aircraft (it being acknowledged and agreed that Contractor would solely bear such expenses and the responsibility for the payment of such expenses if Contractor purchases such aircraft). For the avoidance of doubt the terms set forth in the forgoing provision will not apply to Block 2 of the 2015 New Aircraft or Block 3 of the 2015

New Aircraft, except in the event of a Contractor default of its purchase agreement with Embraer for the Block 2 of the 2015 New Aircraft or Block 3 of the 2015 New Aircraft that results in any one or more of such aircraft being purchased by United directly from Embraer,”

8.	Section 3.7 of the Agreement is hereby deleted in its entirety and replaced with the following:

“3.7 Certain Adjustments of Compensation for Carrier Controlled Costs if Contractor purchases any of the 2015 New Aircraft

(a)

Except as otherwise expressly provided in this Section 3.7, the Compensation for Carrier Controlled Costs set forth on Table 2 of Schedule 2A and Table 4 of Schedule 2A as of the Effective Date shall not be adjusted.

(b)	The financing transaction for each of the 2015 New Aircraft will take the form of a 4(a)(2) private Enhanced Equipment Trust Certificate (EETC) issuance.

(1)

The Schedule 2A “ownership rate” payable by United for each of the 2015 New Aircraft under the Agreement will match the principal and interest due under the EETC transaction, including any interest due prior to the delivery of an aircraft, and the upfront fee and commitment fee related to any liquidity facility. Without limiting any of United’s rights or remedies under this Agreement, if required by the financing documentation United will pay all, or a portion of the ownership rate and related amounts to a party other than Contractor subject to documentation acceptable to United relating thereto.

(2)

Contractor and United will use commercially reasonable efforts to find an equitable solution if collateralization of a depositary’s interest obligation is required. For the avoidance of doubt a delayed draw option may be mutually agreed as an alternative.

(3)

Generally the structural decisions required to complete the issuance will be a joint effort of Contractor and United and when affecting the Schedule 2A “ownership rate” payable by United for each of the 2015 New Aircraft, such structural decisions will be mutually agreed.

(4)

Unless otherwise agreed between the parties the structure will include three tranches. The A (first) and B (second) tranches will be purchased by non-United entities with United purchasing the C (third) tranche. The following conditions will apply unless mutually agreed otherwise by the parties:

a.	The advance, coupon, term, amortization profile and liquidity facility economics are subject to United’s prior written approval.

b.

United will have the right to purchase the more senior certificates at par under default events customary with EETC transactions. In addition, United will have this purchase right under a termination of the Agreement by United due to a material breach of the Agreement by Contractor including, but not limited to, Sections 8.2(a), 8.2(b), 8.2(d), and 8.2(f) of the Agreement

c.

In the event of United purchasing all of the more senior certificates as contemplated in the second sentence of paragraph (4)b above, United will also have the right to purchase the Contractor initial investment in the 2015 New Aircraft at an amount representing the unamortized balance at the time of such purchase assuming the initial investment amortizes on a straight line basis over a 12 year term plus any unamortized airworthiness directive expense balance (provided that any airworthiness directive expense balance shall (i) be limited to the cost of parts and direct out-of-pocket costs for third-party labor required to comply with such airworthiness directive, (ii) include only those airworthiness directives in respect of a single aircraft whose initial cost determined in accordance with clause (i) exceeds [***], and (iii) use an amortization period not greater than seven years).

(5)

Unless otherwise agreed by United in writing, Contractor will contribute [***] USD toward the purchase price of each of the 2015 New Aircraft which amount will be adjusted based upon the actual purchase price of an aircraft less the amount of debt funded, including the C tranche, for such aircraft.

(c)	United will reimburse Contractor for the following actual reasonable costs in accordance with Section 3.6(b)(iii)(A)(15):

(1)

Bankers’ fees not to exceed [***] (or other amount as mutually agreed) of the principal value of the bonds issued to investors other than those bonds purchased by United, such banks and the allocation of fees across the banks to be mutually agreed, plus Banker’s reasonable out of pocket expenses in connection with the engagement.

(2)	Investors’ legal expenses. For the avoidance of doubt, United’s legal expenses will be for its account.

(3)	Fees payable to appraisers and [***] of the rating agency fees, subject to such appraisers being approved by United in writing prior to engagement.

For the avoidance of doubt legal expenses for the representation of Contractor, and [***] of the rating agency fees will be for Contractor’s account Unless otherwise agreed with United, a definitive agreement with investors must be reached by Contractor no later than December 7, 2015. Any extension beyond this date will be subject to United’s prior written consent at the sole discretion of United. Additionally United and Contractor will discuss the continued viability of the above proposed Contractor transaction on or prior to the 5th day of each month until such time the definitive documentation is in place or November 15,2015, subject to a potential extension pursuant to the prior sentence. If during a monthly discussion United reasonably concludes that the Contractor transaction is not viable for any or all of the 2015 New Aircraft, then Contractor will cooperate to assist United to source an alternative form of financing which may include, but not require, United to purchase and own the 2015 New Aircraft (it being acknowledged and agreed that in such event (or, separately, in the event of a Contractor default of its purchase agreement with Embraer for the Block 2 of the 2015 New Aircraft or Block 3 of the 2015 New Aircraft that results in any one or more of such aircraft being purchased by United directly from Embraer), Block 2 of the 2015 New Aircraft and Block 3 of the 2015 New Aircraft will be deemed subject to the provisions of the Second Amendment applicable to Block 1 of the 2015 New Aircraft concurrent with United’s purchase of each of the 2015 New Aircraft).”

9.	Schedule 1 is hereby deleted in its entirety and replaced with the revised Schedule 1 attached hereto and incorporated herein by reference.

10.	Schedule 1A is hereby deleted in its entirety and replaced with the revised Schedule 1A attached hereto and incorporated herein by reference.

11.	Schedule 2A is hereby deleted in its entirety and replaced with the revised Schedule 2A attached hereto and incorporated herein by reference, which includes new Tables 1 and, Table 4.

12.	Exhibit A of the Agreement is hereby amended by the addition of the following new definition:

“Block 3 of the 2015 New Aircraft” - is defined in Section 1 of that certain Fourth Amendment to the Agreement dated November 13, 2015 between the parties.

Except as otherwise specified herein, capitalized terms shall have the meanings ascribed to such terms in the Agreement. This Amendment may be executed in counterparts. Except as expressly amended in this Amendment, the Agreement will remain in full force and effect

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed in duplicate (each of which duplicates are deemed to be an original) by their duly authorized representatives as of the date first set forth above.

UNITED AIRLINES, INC. By: Name: Title: Senior Vice President Finance and acting Chief Financial Officer
MESA AIR GROUP, INC. By: Name: Title:
MESA AIRLINES, INC. By: Name: Title:

SCHEDULE 1

Covered Aircraft

The following Table 1 shall apply to the E175 Covered Aircraft with Aircraft Number 1 through and including 48:

Aircraft Number	Aircraft Type	Tail Number	MSN	Actual Delivery Date(1)	Actual In- Service Date(1)	Scheduled Exit Date(2)	Scheduled Term
01	E175	N87302	17000394	4/11/2014	6/15/2014	6/15/2019	5 years
02	El75	N88301	17000388	3/26/2014	7/15/2014	7/15/2019	5 years
03	E175	N87303	17000398	4/25/2015	7/15/2014	7/20/2019	5 years
04	E175	N89304	17000406	6/16/2014	8/10/2014	8/10/2019	5 years
05	E175	N93305	17000412	7/25/2014	8/19/2014	8/19/2019	5 years
06	E175	N87306	17000414	7/25/2014	9/10/2014	9/10/2019	5 years
07	E175	N84307	17000419	9/8/2014	9/20/2014	9/20/2019	5 years
08	E175	N89308	17000422	9/11/2014	10/5/2014	10/5/2019	5 years
09	E175	N86309	17000426	10/9/2014	10/26/2014	10/26/2019	5 years
10	E175	N88310	17000427	10/16/2014	11/10/2014	11/10/2019	5 years
11	E175	N86311	17000429	10/16/2014	11/20/2014	11/20/2019	5 years
12	E175	N86312	17000432	11/6/2014	12/3/2014	12/3/2019	5 years
13	E175	N89313	17000433	11/6/2014	12/18/2014	12/18/2019	5 years
14	E175	N82314	17000436	11/20/2014	12/30/2014	12/30/2019	5 years
15	E175	N89315	17000437	11/20/2014	1/6/2015	1/6/2020	5 years
16	E175	N86316	17000438	12/4/2014	1/24/2015	1/24/2020	5 years
17	E175	N89317	17000442	12/4/2014	2/12/2015	2/12/2020	5 years
18	E175	N87318	17000443	12/16/2014	2/20/2015	2/20/2020	5 years
19	E175	N87319	17000448	12/18/2014	3/5/2020	3/5/2020	5 years
20	E175	N85320	17000454	2/26/2015	3/25/2015	3/25/2020	5 years
21	E175	N89321	17000459	3/5/2015	4/7/2015	4/7/2020	5 years
22	E175	N86322	17000465	4/9/2015	4/23/2015	4/23/2020	5 years
23	E175	N85323	17000469	4/9/2015	5/6/2015	5/6/2020	5 years
24	E175	N86324	17000471	4/16/2015	5/24/2015	5/24/2020	5 years
25	E175	N88325	17000474	5/14/2015	6/4/2015	6/4/2020	5 years
26	E175	N88326	17000478	5/21/2015	6/20/2015	6/20/2020	5 years
27	E175	N88327	17000479	6/8/2015	7/2/2015	7/2/2020	5 years

Aircraft Number	Aircraft Type	Tail Number	MSN	Actual Delivery Date(1)	Actual In- Service Date(1)	Scheduled Exit Date(2)	Scheduled Term
28	E175	N88328	17000480	6/11/2015	7/25/2015	7/25/2020	5 years
29	E175	N88329	17000487	6/25/2015	8/10/2015	8/10/2020	5 years
30	E175	N88330	17000488	6/29/2015	8/18/2015	8/18/2020	5 years
31(3)	E175
32(3)	E175
33(3)	E175
34(3)	E175
35(3)	E175
36(3)	E175
37(3)	E175
38(3)	E175
39(3)	E175
40(3)	E175
41(3)	E175
42(3)	E175
43(3)	E175
44(3)	E175
45(3)	E175
46(3)	E175
47(3)	E175
48(3)	E175

[1]	The delivery dates and in-service dates for all E175 Covered Aircraft with Aircraft Number 1 through and including 30 must satisfy the following conditions:

(a)

No later than one hundred and fifty (150) days prior to the Scheduled Delivery Date for any E175 Covered Aircraft with Aircraft Number 1 through and including 30 as set forth on Schedule 1A attached hereto (the “Scheduled Delivery Date”). United shall inform Contractor of the dates that are likely to be selected as the Committed In-Service Date for each E175 Covered Aircraft with Aircraft Number 1 through and including 30, it being understood that (x) such communication from United to Contractor shall not be binding for purposes of selecting the actual Committed In-Service Date pursuant to clause (d) below, and (y) such dates shall be used by Contractor and United in anticipating aircraft available to schedule and with respect to any applicable Final Monthly Schedule.

(b)

Subject to the proviso to the first sentence of Section 2.1(a) of this Agreement, United shall provide a final notice of the actual delivery date of any E175 Covered Aircraft with Aircraft Number 1 through and including 30 (the “Final Notice”) to Contractor no later than the earlier of (x) the date such aircraft is actually delivered to United or to Contractor pursuant to Section 10.7. as the case may be, pursuant to the terms of the Embraer Purchase Agreement (the “Actual Delivery Date”) and (y) the day following the completion of the final inspection of such aircraft, which notice shall determine the delivery date of the aircraft for purposes of this Schedule 1 (the “Committed Delivery Date”), and which determination shall be confirmed in writing by the parties.

(c)

United shall use its commercially reasonable efforts to provide Contractor with notice regarding the delivery status of each El75 Covered Aircraft with Aircraft Number 1 through and including 30 from time to time in advance of the delivery of a Final Notice with respect to such El75 Covered Aircraft, including without limitation information relating to the commencement of the delivery inspection period, delays in delivery, or otherwise relating to the delivery of such aircraft.

(d)

Following the determination of the Committed Delivery Date for an El75 Covered Aircraft with Aircraft Number 1 through and including 30 pursuant to clause (b) above, Contractor shall inform United of a projected Actual In-Service Date for such aircraft (the “Committed In-Service Date”, which shall be not later than the first to occur of (x) the 60th day following the Committed Delivery Date and (y) the date set forth under the caption “Scheduled In-Service Date” for such aircraft on Schedule 1A attached hereto (as such Scheduled In-Service Date may be delayed by, and only to the extent such date is delayed by, a delay attributable to the manufacturer or by a delay due to an Act of God that continues for fewer than fifteen (15) days).

(e)

On the date that an E175 Covered Aircraft with Aircraft Number 1 through and including 30 becomes available to schedule under the provisions of this Agreement, such aircraft shall be deemed to have been placed into Service hereunder (such date being the “Actual In-Service Date” for such aircraft).

(f)

As soon as practicable following the determination of the Actual Delivery Date and the Actual In-Service for an E175 Covered Aircraft with Aircraft Number 1 through and including 30 pursuant to clauses (c) and (e) above, the parties hereto shall revise Schedule 1 accordingly.

(g)

The scheduled exit date for any El75 Covered Aircraft (the “Scheduled Exit Date”) for Aircraft Number 1 through and including 30 shall be the fifth (5th) anniversary of the Actual In-Service Date determined pursuant to clause (e) above, and the parties hereto shall further revise Schedule 1 accordingly.

(h)

Following the determinations in clauses (c), (e) and (g) above of the Actual Delivery Date, the Actual In-Service Date and the Scheduled Exit Date for an E175 Covered Aircraft with Aircraft Number 1 through and including 30, Contractor and United shall complete all missing information in this Schedule 1 with respect to such E175 Covered Aircraft with Aircraft Number 1 through and including 30, and the initial Schedule 1 attached hereto as of the Effective Date shall be deemed to have been amended and replaced by the Schedule 1 as revised pursuant to this clause (h) with respect to such El75 Covered Aircraft with Aircraft Number 1 through and including 30 without any further action by the parties hereto.

[2]

The Scheduled Exit Dates set forth in the above table shall be adjusted from time to time to reflect any extension of the Term for any E175 Covered Aircraft with Aircraft Number 1 through and including 30 pursuant to Section 10.2 of this Agreement

[3]

The 2015 New Aircraft are subject to the other provisions set forth in Sections 1 and 2 of the Second Amendment and Sections 1 and 2 of this Amendment to the Agreement by and between the parties, in each case as applicable to Block 1 of the 2015 New Aircraft, Block 2 of the 2015 New Aircraft and Block 3 of the 2015 New Aircraft, respectively. In the event United purchases any of the 2015 New Aircraft all of the provisions outlined in footnotes 1 and 2 shall apply with respect to such aircraft and the Scheduled Term for each shall be approximately 4.5 years. In the event Contractor purchases any of the 2015 New Aircraft the provisions outlined in clauses (e), (f), (g), and (h) of footnote 1 and the provisions in footnote 4 shall apply with respect to such aircraft, and the Scheduled Term for each shall be twelve years.

[4]

In the event Contractor purchases any of the 2015 New Aircraft, the delivery dates and in-service dates each such aircraft must satisfy the following conditions (a), (b), (c) and (d), which are an amended and restated version of subsections (a), (b), (c) and (d) of foot note 1:

(a)

No later than one hundred and fifty (150) days prior to the Scheduled Delivery Date for any of the 2015 New Aircraft, or as soon as practically possible for any of the 2015 New Aircraft, as set forth on Schedule 1A attached hereto, Contractor and United shall meet to discuss the dates that are likely to be selected as the Committed In-Service Date for each of the 2015 New Aircraft, it being understood that (x) such discussions shall not be binding for purposes of selecting the actual Committed In-Service Date pursuant to clause (d) below, and (y) such dates shall be used by Contractor and United in anticipating aircraft available to schedule and with respect to any applicable Final Monthly Schedule.

(b)

Ninety (90), sixty (60) and thirty (30) days prior to the Scheduled Delivery Date for each of the 2015 New Aircraft as set forth on Schedule 1A attached hereto, and reasonably from time to time thereafter, Contractor shall provide United with notice regarding the delivery status of such 2015 New Aircraft, including without limitation information relating to the commencement of the delivery inspection period (which notice is anticipated to be given no later than twenty (20) days prior to actual delivery date of such aircraft), delays in delivery, or otherwise relating to the delivery of such aircraft.

(c)

With respect to each 2015 New Aircraft, Contractor shall provide a Final Notice to United no later than the earlier of (x) the Actual Delivery Date, and (y) the Committed Delivery Date, and which determination shall be confirmed in writing by the parties.

(d)

Following the determination of the Committed Delivery Date for a 2015 New Aircraft pursuant to clause (c) above, the parties shall determine a Committed In-Service Date., which shall be not later than the first to occur of (x) the 60th day following the Committed Delivery Date and (y) the date set forth under the caption “Scheduled In-Service Date” for such aircraft on Schedule 1A attached hereto (as such Scheduled In-Service Date may be delayed by, and only to the extent such date is delayed by, a delay attributable to the manufacturer or by a delay due to an Act of God that continues for fewer than fifteen (15) days), and which determination shall be confirmed in writing by the parties.

The following Table 2 and Table 3 shall apply to the CRJ Covered Aircraft:

Table 2

Aircraft Number	Aircraft Type	Tail Number	CRJ Scheduled Delivery Date	CRJ In-Service Date
01	CRJ700		September 1,2013	September 1,2013
02	CRJ700		September 1,2013	September 1,2013
03	CRJ700		September 1,2013	September 1,2013
04	CRJ700		September 1,2013	September 1,2013
05	CRJ700		September 1, 2013	September 1,2013
06	CRJ700		September 1,2013	September 1,2013
07	CRJ700		September 1,2013	September 1,2013
08	CRJ700		September 1,2013	September 1,2013
09	CRJ700		September 1,2013	September 1,2013
10	CRJ700		September 1,2013	September 1,2013
11	CRJ700		September 1,2013	September 1,2013
12	CRJ700		September 1,2013	September 1,2013
13	CRJ700		September 1,2013	September 1,2013
14	CRJ700		September 1,2013	September 1,2013
15	CRJ700		September 1,2013	September 1,2013
16	CRJ700		September 1,2013	September 1,2013
17	CRJ700		September 1,2013	September 1,2013
18	CRJ700		September 1,2013	September 1,2013
19	CRJ700		September 1,2013	September 1,2013
20	CRJ700		September 1,2013	September 1,2013

Table 3

Aircraft Number	CRJ Scheduled Exit Date (1)(2)	Scheduled Term (3)
01	August 31,2019	6 yrs 3 mos
02	August 31,2019	6 yrs 3 mos
03	August 31,2019	6 yrs 3 mos
04	August 31,2019	6 yrs 3 mos
05	September 30,2019	6 yrs 4 mos
06	September 30,2019	6 yrs 4 mos
07	September 30,2019	6 yrs 4 mos
08	September 30,2019	6 yrs 4 mos
09	October 31,2019	6 yrs 5 mos
10	October 31,2019	6 yrs 5 mos
11	October 31,2019	6 yrs 5 mos
12	October 31,2019	6 yrs 5 mos
13	November 30,2019	6 yrs 6 mos
14	November 30,2019	6 yrs 6 mos
15	November 30,2019	6 yrs 6 mos
16	November 30,2019	6 yrs 6 mos
17	December 31,2019	6 yrs 7 mos
18	December 31,2019	6 yrs 7 mos

Aircraft Number	CRJ Scheduled Exit Date (1)(2)	Scheduled Term (3)
19	December 31,2019	6 yrs 7 mos
20	December 31,2019	6 yrs 7 mos

[1]	The CRJ Scheduled Exit Dates and Scheduled Term set forth in the above table shall be adjusted from time to time to reflect any extension of Term for any CRJ Covered Aircraft pursuant to Section 10.2 of this Agreement and to coincide with the schedule change date within United’s scheduling system most closely following any applicable exit date.

[2]	Contractor shall provide United, not later than 90 days prior to each CRJ Scheduled Exit Date, with specific tail numbers identifying the CRJ Covered Aircraft to be terminated on such date.

[3]	Upon the CRJ Scheduled Exit Date, the Term associated with each of the CRJ Covered Aircraft shall expire.

SCHEDULE 1A

E175 Covered Aircraft Scheduled Delivery Dates and Schedules In-Service Dates

Aircraft Number	Scheduled Delivery Date	Scheduled In-Service Date*	Target In-Service Date
01	March 30,2014	July 31,2014	June 15,2014
02	April 30,2014	August 14,2014	July 15,2014
03	April 30,2014	August 14,2014	July 15,2014
04	June 30,2014	September 14,2014	August 15,2014
05	July 30,2014	September 30,2014	August 15,2014
06	July 30,2014	October 15,2014	September 15,2014
07	August 30,2014	October 31,2014	September 15,2014
08	August 30,2014	November 14,2014	October 15,2014
09	October 30,2014	December 15,2014	November 15,2014
10	October 30,2014	December 15,2014	November 15,2014
11	October 30,2014	January 14,2014	December 15,2014
12	November 30,2014	January 14,2014	December 15,2014
13	November 30,2014	February 14,2015	January 15,2015
14	November 30,2014	February 14,2015	January 15,2015
15	December 30,2014	March 17,2015	January 30,2015
16	December 30,2014	March 17,2015	February 15,2015
17	December 30,2014	March 17,2015	February 15,2015
18	February 28,2015	April 14,2015	March 15,2015
19	February 28,2015	April 14,2015	March 15,2015
20	March 30,2015	May 15,2015	April 15,2015
21	March 30,2015	May 15,2015	April 15,2015
22	April 30,2015	June 14,2015	May 15,2015
23	April 30,2015	June 14,2015	May 15,2015
24	May 30,2015	July 15,2015	June 15,2015
25	June 30,2015	August 14,2015	July 15,2015
26	June 30,2015	August 14,2015	July 15,2015
27	June 30,2015	September 14,2015	August 15,2015
28	July 30,2015	September 14,2015	August 15,2015
29	July 30,2015	October 15,2015	September 15,2015
30	June 30,2015	September 15,2015	August 18,2015
31	April 2016
32	May 2016
33	May 2016
34	June 2016
35	June 2016
36	July 2016
37	July 2016
38	August 2016
39	August 2016
40	September 2016
41	December 2015
42	December 2015
43	December 2015
44	January 2016

Aircraft Number	Scheduled Delivery Date	Scheduled In-Service Date*	Target In-Service Date
45	February 2016
46	April 2016
47	May 2016
48	September 2016

*	Notwithstanding the date listed for this aircraft, Contractor agrees to use its best efforts to place this aircraft in Service by its associated Target In-Service Date.

SCHEDULE 2A

E175 Covered Aircraft Compensation for Carrier Control Costs

The following Table 1 shall apply per corresponding year to El75 Covered Aircraft Numbers 1 through 30 flown under this Agreement when Contractor’s ORD United Express flying represents fifty (50) percent or more of the Contractor’s entire United Express operation for United, including both El75 Covered Aircraft and CRJ Covered Aircraft, and shall become effective at the Actual In-Service Date for each E175 Covered Aircraft; provided, however, once an aircraft is in Service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Category(1)
Year	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)

2014	[***]	[***]	[***]	[***]	[***]	[***]

June 1 2015	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]

Jane 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]

Category(1)
Year	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)

June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]

Jane 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

(1)

The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement, specifically including: (i) non- expendable repair/replacement costs, (ii) engine maintenance, (iii) Airframe Heavy Maintenance, (iv) landing gear maintenance, and (iv) APU maintenance.

Effective as of September 20, 2014, the following Table 1A shall apply per corresponding year to E175 Covered Aircraft Numbers 1 through 30 flown under this Agreement when Contractor’s ORD United Express flying represents less than fifty (50) percent of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Cateory(1)
Year	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
September 20,2014	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]

Category(1)
Year	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense per passenger	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

(1)

The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement, specifically including: (i) non- expendable repair/replacement costs, (ii) engine maintenance, (iii) Airframe Heavy Maintenance, (iv) landing gear maintenance, and (iv) APU maintenance.

The following Table 2 shall apply per corresponding year to Block 1 of the 2015 New Aircraft with Aircraft Numbers 31 through 40 in the event Contractor purchases the E175 Covered Aircraft flown under this Agreement and shall become effective at the Actual In- Service Date for each such E175 Covered Aircraft with Aircraft Numbers 31 through 40; provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Category(1)
Year	for each block hour	for each flight hour	for interrupted trip expense per departure	Ownership rate (2)	per aircraft in fleet per month	per aircraft in schedule per month
April 2016	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2027	[***]	[***]	[***]	[***]	[***]	[***]

(1)	The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement.

(2)	The parties agree to adjust the ownership rates in accordance with Section 3.7(b) of the Agreement, pursuant to the amortization schedule associated with the issuance of the above contemplated EETC.

The following Table 3 shall apply per corresponding year to Block 1 of the 2015 New Aircraft with Aircraft Numbers 31 through 40 in the event United purchases the E175 Covered Aircraft flown under this Agreement and shall become effective at the Actual In-Service Date for each such E175 Covered Aircraft with Aircraft Numbers 31 through 40; provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Category(1)
Year	for each block hour	for each flight hour	for interrupted trip expense per departure	per aircraft in in fleet per month	per aircraft in schedule per month
April 2016	[***]	[***]	[***]	[***]	[***]

June 1, 2017	[***]	[***]	[***]	[***]	[***]

June 1, 2018	[***]	[***]	[***]	[***]	[***]

June 1, 2019	[***]	[***]	[***]	[***]	[***]

June 1, 2020	[***]	[***]	[***]	[***]	[***]

June 1, 2021	[***]	[***]	[***]	[***]	[***]

June 1, 2022	[***]	[***]	[***]	[***]	[***]

June 1, 2023	[***]	[***]	[***]	[***]	[***]

June 1, 2024	[***]	[***]	[***]	[***]	[***]

June 1, 2025	[***]	[***]	[***]	[***]	[***]

June 1, 2026	[***]	[***]	[***]	[***]	[***]

June 1, 2027	[***]	[***]	[***]	[***]	[***]

(1)	The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement.

The following Table 4 shall apply per corresponding year to Block 2 of the 2015 New Aircraft and Block 3 of the 2015 New Aircraft with Aircraft Numbers 41 through and including 48 and shall become effective at the Actual In-Service Date for each such E175 Covered Aircraft with Aircraft Numbers 41 through and including 48; provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rales shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Category(1)
Year	for each block hour	for each flight hour	for interrupted trip expense per departure	Ownership rate (2)	per aircraft in fleet per month	per aircraft in schedule per month
December 2015	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

June 1, 2027	[***]	[***]	[***]	[***]	[***]	[***]

(1)	The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement.

(2)	The parties agree to adjust the ownership rates in accordance with Section 3.7(b) of the Agreement pursuant to the amortization schedule associated with the issuance of the above contemplated EETC